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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 30, 2002
                        (Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-6, Mortgage Pass-Through Certificates, Series 2002-6).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                      333-73524                75-2808384
  (State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)

            4000 Horizon Way
              Irving, Texas                                       75063
  (Address of Principal executive offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement dated September 24, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on September 27, 2002, with respect to certain classes of the Registrant's Mortgage Pass-Through Certificates, Series 2002-6 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of September 30, 2002 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of September 30, 2002 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

     On September 30, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $473,397,100 have been sold by the Registrant to (i) FTBNA pursuant to an Underwriting Agreement dated as of September 24, 2002 (the "FTBNA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each by and among FTBNA, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. ("J.P. Morgan") pursuant to an Underwriting Agreement dated as of September 24, 2002 (the "J.P. Morgan Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each among J.P. Morgan, the Registrant and FHHLC. The FTBNA Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as
Exhibit 1.1. The J.P. Morgan Underwriting Agreement is filed herewith as Exhibit 1.2.

                                       -2-

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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.      Description

                 1.1 Underwriting Agreement dated as of September 24, 2002, by and among FTBNA, the Registrant and FHHLC*

                 1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC

                 4.1 Pooling and Servicing Agreement dated as of September 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                 10.1 Mortgage Loan Purchase Agreement dated as of September 30, 2002, by and between FHHLC, as Seller, and FTBNA, as Purchaser

                 10.2 Mortgage Loan Purchase Agreement dated as of September 30, 2002, by and between FTBNA, as Seller, and the Registrant, as Purchaser

         *       Previously filed with the Commission on October 11, 2002, as
                 Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                       -3-

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                                      Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST HORIZON ASSET SECURITIES INC.



October 2, 2002                           By:  /s/ Wade Walker
                                            ------------------------------------
                                                   Wade Walker
                                                   Senior Vice President - Asset
                                                   Securitization

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                                                  INDEX TO EXHIBITS

     Exhibit No.

         1.1 Underwriting Agreement dated as of September 24, 2001, by and among FTBNA, the Registrant and FHHLC*

         1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC

         4.1 Pooling and Servicing Agreement dated as of September 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

         10.1 Mortgage Loan Purchase Agreement dated as of September 30, 2002, by and between FHHLC, as Seller, and FTBNA, as Purchaser

         10.2 Mortgage Loan Purchase Agreement dated as of September 30, 2002, by and between FTBNA, as Seller, and the Registrant, as Purchaser


         *       Previously filed with the Commission on October 11, 2002, as
                 Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)